UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2014

AMICUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33497	71-0869350
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Cedar Brook Drive, Cranbury, NJ	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 662-2000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 15, 2014, the Company issued a press release announcing positive Phase 3 data on Cardiac and Composite Endpoints from Fabry Monotherapy Study 012 at the American Society of Nephrology conference in Philadelphia, PA. A copy of this press release is attached hereto as Exhibit 99.1.  A copy of the American Society of Nephrology presentation materials dated November 15, 2014 is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:  The Exhibit Index annexed hereto is incorporated herein by reference.

Exhibit No.	Description
99.1

Press Release dated November 15, 2014 titled “Amicus Therapeutics Announces Positive Phase 3 Data on Cardiac and Composite Endpoints from Fabry Monotherapy Study 012 at American Society of Nephrology.”

99.2	American Society of Nephrology presentation materials dated November 15, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMICUS THERAPEUTICS, INC.

Date: November 17, 2014	By:	/s/ WILLIAM D. BAIRD III
	Name:	William D. Baird III
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1

Press Release dated November 15, 2014 titled “Amicus Therapeutics Announces Positive Phase 3 Data on Cardiac and Composite Endpoints from Fabry Monotherapy Study 012 at American Society of Nephrology.”

99.2	American Society of Nephrology presentation materials dated November 15, 2014